Uncommon Investment Funds Trust

(the “TRUST”)

Fund	Ticker/Symbol	Principal Listing Exchange
Uncommon Generosity 50 Equity ETF	UGEN	NYSE Arca
Uncommon Portfolio Design Core Equity ETF	UGCE	NYSE Arca

Supplement dated March 28, 2022

to the Funds’ Prospectus and Statement of Additional Information (“SAI”),
each dated April 8, 2021, as supplemented

The following provides new and additional information beyond that contained in, and should be read in conjunction with, the Funds’ Prospectus and SAI.

The Uncommon Generosity 50 Equity ETF (“UGEN”) has not commenced operations and is not offered for sale as of the date of this Supplement.

Uncommon Investment Advisors LLC (“UIA”), the current investment advisor to each Fund, has informed the Board of Trustees (the “Board”) of the Trust that UIA and Portfolio Design Advisors, Inc. (“PDA”), the investment sub-advisor to the Uncommon Portfolio Design Core Equity ETF (“UGCE”), intend to consummate a transaction whereby: (1) the parent company of UIA would transfer certain assets to PDA in exchange for an equity ownership interest in PDA; (2) other persons and entities would also acquire equity ownership interests in PDA; and (3) PDA would be renamed “Uncommon Portfolio Design, Inc.” (“Uncommon Portfolio Design”) (collectively, the “Transaction”). In connection with the Transaction, UIA intends to resign as the investment advisor to each Fund. The resignation of UIA as the investment advisor to each Fund and the terms of the Transaction would result in a termination of both the current investment advisory agreement between the Trust, on behalf of each Fund, and UIA (the “Current Agreement”) and the current investment sub-advisory agreement between UIA and PDA.

Therefore, at a meeting of the Board held on March 17, 2022, the Board, including a majority of Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, considered and approved: (i) the termination of the Current Agreement as a result of UIA’s resignation, which will become effective upon the closing of the Transaction; (ii) an interim investment advisory agreement between the Trust, on behalf of each Fund, and Uncommon Portfolio Design, effective upon the closing of the Transaction (the “Interim Agreement”); and (iii) a new investment advisory agreement between the Trust, on behalf of each Fund, and Uncommon Portfolio Design (the “New Agreement”), effective upon shareholder approval. The Interim Agreement will be effective for 150 days from the closing of the Transaction and the termination of the Current Agreement. The material terms of the Interim Agreement and the New Agreement are substantially the same as those of the Current Agreement. The Board also authorized the submission of the New Agreement to UGCE’s shareholders for approval at a special meeting. It is anticipated that a proxy statement, notice of shareholder meeting and proxy ballot with more information regarding the Transaction and the New Agreement will be distributed to UGCE’s shareholders in April 2022. If the New Agreement is approved by UGCE’s shareholders, it will supersede the Interim Agreement and remain in effect for an initial two-year period and then be subject to Board re-approval annually thereafter.

Neither the investment objective nor the principal investment strategies of the Funds will change as a result of the appointment of Uncommon Portfolio Design as the investment advisor to the Funds, and the investment advisory and other personnel of UIA and PDA who currently provide services to the Funds, as applicable, will continue to do so as employees of Uncommon Portfolio Design.

This Supplement and the Funds’ Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-888-291-2011.